UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2007
TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

000-52471 (Commission File Number)	84-1496755 (IRS Employer Identification No.)

290 Harbor Drive, Stamford, Connecticut 06902-7441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 328-0600
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURE
Exhibit Index
EX-99.1 UNAUDITED PRO FORMA
EX-99.2 CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
EX-99.3 PRESS RELEASE DATED APRIL 4, 2007

Item 7.01 Regulation FD Disclosure.
Time Warner Cable Inc. (“Time Warner Cable” or the “Company”) filed pro forma financial information for the nine months ended September 30, 2006 on its Current Report on Form 8-K dated February 13, 2007 that was filed with the Securities and Exchange Commission on February 13, 2007. The Company is filing this Current Report on Form 8-K to provide pro forma financial information for Time Warner Cable for the year ended December 31, 2006. In addition, the Company is filing condensed consolidating financial statements for Time Warner Cable as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 (the “Condensed Consolidating Financial Statements”). The Condensed Consolidating Financial Statements should be read in conjunction with the financial statements of Time Warner Cable included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 that was filed with the Securities and Exchange Commission on February 23, 2007.
The information included in this Item 7.01, including the information in Exhibits 99.1 and 99.2, is provided in satisfaction of the public disclosure requirements of Regulation FD. This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events
On April 4, 2007, Time Warner Cable announced the launch of the offering of the Company’s debt securities in a transaction exempt from registration under the Securities Act pursuant to Rule 144A and Regulation S. The press release announcing the launch of the offering is attached hereto as Exhibit 99.3.
Item 9.01 Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations of Time Warner Cable Inc. as of and for the year ended December 31, 2006.

99.2	Condensed consolidating financial statements of Time Warner Cable Inc. as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.

99.3	Press Release dated April 4, 2007, issued by Time Warner Cable Inc.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.
By:	/s/ John K. Martin
	Name:	John K. Martin
	Title:	Executive Vice President and Chief Financial Officer

Date: April 4, 2007

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Exhibit Index

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations of Time Warner Cable Inc. as of and for the year ended December 31, 2006.

99.2	Condensed consolidating financial statements of Time Warner Cable Inc. as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.

99.3	Press Release dated April 4, 2007, issued by Time Warner Cable Inc.

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